POWER OF ATTORNEY

We, the undersigned Directors of America's Utility Fund, Inc. (the "Fund"), hereby severally constitute and appoint Daniel J. Ludeman, Paul F. Costello and Peter J. Quinn, Jr., and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacities indicated below, the Registration Statement on Form N-1A of the Fund and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or either of them may lawfully do or cause to be done by virtue thereof.

     WITNESS our hands and common seal on the date set forth below.


Signature                        Title                         Date
---------                        -----                         ----

/s/ Daniel J. Ludeman         Chairman; Director               April 29, 1998
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Daniel J. Ludeman


/s/ Paul F. Costello          President; Principal             April  , 1998
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Paul F. Costello
Executive Officer


/s/ Terry L. Perkins          Treasurer; Principal             April 29, 1998
--------------------          Financial and
Terry L. Perkins              Accounting Officer


/s/ Peter J. Quinn, Jr.       Director                         April 29, 1998
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Peter J. Quinn, Jr.


/s/ Arnold H. Dreyfuss        Director                         April   , 1998
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Arnold H. Dreyfuss

                              Director                         April   , 1998
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Thomas F. Keller

                              Director                         April   , 1998
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Louis W. Moelchert, Jr.


/s/ Troy A. Peery, Jr.        Director                         April   , 1998
-----------------------
Troy A. Peery, Jr.


/s/ Arch T. Allen, III        Director                         April 29, 1998
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Arch T. Allen, III

/s/ Weston E. Edwards         Director                         April   , 1998
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Weston E. Edwards


                              Director                         April   , 1998
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Jerry R. Barrentine

                              Director                         April   , 1998
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J. Garnett Nelson